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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 28, 2007

                                   PENGE CORP.
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             (Exact Name of Registrant as Specified in its Charter)


           DELAWARE                                               71-0895709
-------------------------------                              ------------------
(State or other jurisdiction of                                (IRS Employer
 incorporation or organization)                              Identification No.)

                                    000-52180
                                ----------------
                                   (Commission
                                  File Number)

         1501 NORTH FAIRGROUNDS
             MIDLAND, TEXAS                                  79705
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(Address of Principal Executive Offices)                   (Zip Code)


               Registrant's Telephone Number, Including Area Code:
                                 (423) 683-8800
                                 --------------


                                      N/A
        ----------------------------------------------------------------
        (Former name, former address, and formal fiscal year, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         The information set forth in Item 2.03 below is incorporated herein by reference.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

         On February 28, 2007, Texas Landscape Center, Inc., a wholly owned subsidiary of Penge Corp (the "Company"), entered into a promissory note with Shana Smith for $100,000. The promissory note bears interest at the rate of 12.5% per annum and is due in full on September 1, 2007. The promissory note is guaranteed by the Company as well as Kirk Fischer and K.C. Holmes, officers of the Company. The promissory note is secured by a lien on the Company's Midland, Texas retail center and all inventory located at that retail center.

         On March 1, 2007, the Company entered into a promissory note with 5 B Partnership, Ltd. The promissory note bears interest at the rate of 9% per annum (18% for past due amounts), requires monthly payments of $1,928.20 and, if not otherwise paid in full, is due on April 1, 2012. The promissory note is secured by a lien on an approximately 120 acre tract of land that is part of the Company's Midland, Texas tree and shrub farm.

         On March 5, 2007, the Company entered into an agreement amendment the terms of an $80,000 note issued on September 15, 2006 to Eric Engberg. Under the amendment, the note became callable upon 30 days notice, and the interest rate was increased to 28% per annum.

         On March 26, 2007, the Company entered into a promissory note with #1 Paintball Corporation for $75,000, which is controlled by Rocky Fischer, the brother of the Company's Chief Executive Officer. The promissory note bears interest at the rate of 12% per annum and is due on June 26, 2007. If not paid when due, the promissory note automatically converts into common stock of the Company at the rate of $0.10 per share.

         As part of a letter agreement dated May 30, 2007, the terms of a note in the principal amount of $500,000 dated March 1, 2005 issued to Curtis and Tiffany Schmid and a note in the principal amount of $200,000 dated March 1, 2005 issued to Curtis and Tiffany Schmid were amended so that (i) $310,000 in principal amount converted into common stock at the rate of $0.30 per share (which shares are included in the conversions described in Item 3.02 below),
(ii) $60,000 is to be paid $20,000 per month in each of April, May and June 2007, and (iii) the remaining balance is to accrue interest at 8% per annum, be amortized with monthly payments of $3,500 beginning July 1, 2007 (with a partial principal reduction of $30,000 due on May 15, 2008) and, if not otherwise paid in full, due in full on July 1, 2009.

         The foregoing provides only a brief summary of selected provisions of the notes and amendments, and is qualified in its entirety by reference to the documents Note attached to this Form 8-K as Exhibits 10.1 through 10.5.


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ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

         INFORMATION ON SECURITIES SOLD: On March 26, 2007, the Company entered into a promissory note with #1 Paintball Corporation for $75,000, which is controlled by Rocky Fischer, the brother of the Company's Chief Executive Officer. The promissory note bears interest at the rate of 12% per annum and is due and payable on June 26, 2007. If not paid when due, the promissory note automatically converts into common stock of the Company at the rate of $0.10 per share.

         EXEMPTION FROM REGISTRATION CLAIMED. The promissory note we issued, and the common stock issuable upon conversion of the promissory note may be issued, in reliance upon the exemption from securities registration afforded by the provisions of Section 4(2) under the Securities Act of 1933, as amended (the "Securities Act"), and rules promulgated thereunder based upon the following:
(a) the holder is known to us to be an "accredited investor," as defined in Rule 501 of Regulation D promulgated under the Securities Act and to have such background, education and experience in financial and business matters as to be able to evaluate the merits and risks of an investment in the securities; (b) there was no public offering or general solicitation with respect to the offering; (c) the holder was provided with certain disclosure materials and all other information requested with respect to the Company; (d) the holder acknowledged that all securities being purchased were being purchased for investment intent and were "restricted securities" for purposes of the Securities Act, and agreed to transfer such securities only in a transaction registered under the Securities Act or exempt from registration under the Securities Act; and (e) a legend has been, or will be, placed on the certificates representing each such security stating that it was restricted and could only be transferred if subsequently registered under the Securities Act or transferred in a transaction exempt from registration under the Securities Act.

         INFORMATION ON SECURITIES SOLD: Between March 3, 2007 and March 31, 2007, the Company permitted the conversion into shares of common stock of an aggregate of $885,577 in principal and $8,721.82 in interest, for a total of $894,298.82, owed under outstanding promissory notes at the rate of $0.30 per share, for a total of 2,980,997 shares. The non-cash beneficial stock conversion amounted to $316,052.64. On March 27, 2007, the Company permitted the conversion into shares of common stock of an aggregate of $140,000 in principal owed under outstanding promissory notes at the rate of $0.25 per share, for a total of 560,000 shares.

         EXEMPTION FROM REGISTRATION CLAIMED. The offer and sale of such shares of our common stock were effected in reliance upon the exemptions for sales of securities not involving a public offering, as set forth in Section 4(2) of the Securities Act and rules promulgated thereunder, based upon the following: (a) the holders confirmed to us that they were "accredited holders," as defined in Rule 501 of Regulation D promulgated under the Securities Act and had such background, education and experience in financial and business matters as to be able to evaluate the merits and risks of an investment in the securities; (b) there was no public offering or general solicitation with respect to the conversions; (c) the holders were provided with certain disclosure materials and all other information requested with respect to our company; (d) the holders acknowledged that all securities being purchased were "restricted securities" for purposes of the Securities Act, and agreed to transfer such securities only in a transaction registered under the Securities Act or exempt from registration under the Securities Act; and (e) legends were placed on the certificates representing each such security stating that it was restricted and could only be transferred if subsequently registered under the Securities Act or transferred in a transaction exempt from registration under the Securities Act.


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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

         10.1     Promissory Note issued by the Company dated February 28, 2007.

         10.2     Promissory Note issued by the Company dated March 1, 2007.

         10.3 Letter agreement entered into by the Company dated March 5, 2007.

         10.4     Promissory Note issued by the Company dated March 26, 2007.

         10.5 Letter agreement entered into by the Registrant and Curtis & Tiffany Schmid dated March 30, 2007.









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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              Penge Corp.



Dated:  April 17, 2007                        By /s/ KC Holmes
                                                 -------------------------------
                                                 KC Holmes
                                                 Chief Financial Officer